                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 30, 2004


                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          FLORIDA                                               84-1331134
          -------                                               ----------
(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                    Identification Number)

                                    000-28863
                                    ---------
                                   (Commission
                                   File Number)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               (Address of Principal Executive Offices) (Zip Code)
               ---------------------------------------------------

                                 (203) 894-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Amendment to Warrants Issued to David Stefansky
--------------------------------------------------------------------------------

         On January 4, 2005, we entered into an agreement (the "STEFANSKY AMENDMENT") with David Stefansky ("STEFANSKY") to amend the terms of a warrant issued to him on September 21, 2004 (the "STEFANSKY WARRANTS"), for the purchase of up to 375,000 shares of our common stock, $0.0001 par value per share (the "COMMON STOCK") as compensation for consulting services performed by Stefansky in connection with our September 21, 2004, private placement. Specifically, subject to the terms and conditions contained in the Stefansky Amendment, the parties have agreed:

         o To amend the Stefansky Warrant so that Stefansky may exercise all or any portion of the Stefansky Warrant for an exercise price of $0.60 per share of Common Stock, from January 4, 2005, until January 7, 2005.

         o That Stefansky shall exercise all of the of the Stefansky Warrant, as amended, on or before the close of business, New York City time, on January 7, 2005.

         o That the number of shares of Common Stock subject to the Stefansky Warrant shall not be adjusted as a result of the temporary reduction in exercise price.

         The Stefansky Amendment is filed herewith as Exhibit 99.1.

Relationship with Stefansky
---------------------------

         We issued warrants to Stefansky in compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is described in our Current report on Form 8-K filed on September 23, 2004. The November 9, 2004, transaction is described in a registration statement on Form SB-2 filed on November 10, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933. The shares underlying these warrants have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FROM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

Amendment to Warrants Issued to Richard Rosenblum
-------------------------------------------------

         On January 4, 2005, we entered into an agreement (the "ROSENBLUM AMENDMENT") with Richard Rosenblum ("ROSENBLUM") to amend the terms of a warrant issued to Rosenblum on September 21, 2004 (the "ROSENBLUM WARRANT"), for the purchase of up to 375,000 shares of Common Stock as compensation for consulting services performed by Rosenblum in connection with our September 21, 2004, private placement. Specifically, subject to the terms and conditions contained in the Rosenblum Amendment, the parties have agreed:

         o To amend the Rosenblum Warrant so that Rosenblum may exercise all or any portion of the Rosenblum Warrant for an exercise price of $0.60 per share of Common Stock, from January 4, 2005, until January 7, 2005.

         o That Rosenblum shall exercise all of the of the Rosenblum Warrant, as amended, on or before the close of business, New York City time, on January 7, 2005.

         o That the number of shares of Common Stock subject to the Rosenblum Warrant shall not be adjusted as a result of the temporary reduction in exercise price.

         The Rosenblum Amendment is filed herewith as Exhibit 99.2.

Relationship with Rosenblum
---------------------------

         We issued warrants to Rosenblum in compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is described in our Current report on Form 8-K filed on September 23, 2004. The November 9, 2004, transaction is described in a registration statement on Form SB-2 filed on November 10, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933. The shares underlying these warrants have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FROM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

Amendment to Warrant issued to Harborview Master Fund LP
--------------------------------------------------------

         On January 4, 2005, we entered into an agreement (the "HARBORVIEW AMENDMENT") with Harborview Master Fund LP ("HARBORVIEW") to amend the terms of a warrant issued to Harborview on November 9, 2004 (the "HARBORVIEW WARRANT") for the purchase of up to 1,625,000 shares of Common Stock in connection with our November 9, 2004, private placement. Specifically, subject to the terms and conditions contained in the Harborview Amendment, the parties have agreed:

         o To amend the Harborview Warrant so that Harborview may exercise all or any portion of the Harborview Warrant for an exercise price of $0.60 per share of Common Stock, from January 4, 2005 until February 28, 2005, after which time the exercise price will return to its original level.

         o That Harborview shall exercise the Harborview Warrant to purchase not less than 250,000 share of Common Stock on or before the close of business, New York City time, on January 7, 2005.

         o That the number of shares of Common Stock subject to the Harborview Warrant shall not be adjusted as a result of the temporary reduction in exercise price.


         The Harborview Amendment is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Relationship with Harborview
----------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004, we issued notes and warrants to Harborview in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Harborview holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying these Notes and warrants issued on November 9, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.02         APPOINTMENT OF PRINCIPAL OFFICERS

         On December 30, 2004, the Company, entered into employment agreements with four members of its senior management team. Robert Tarini, Chief Executive Officer, Ken Ducey, President, Joseph Mackin, Chief Operating Officer, and Gino Pereira, Chief Financial Officer. The employment agreement for Mr. Tarini provides for a term of five years, beginning January 2, 2004. Mr. Tarini's salary is set at $300,000. The employment agreement provides for periodic grants of the Company's Common Stock to Mr. Tarini, the amount of such grants to be determined as a percentage of the Company's outstanding securities. The first grant, made on January 3, 2005, was for 2,867,458 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for an acceleration of stock grants and payment to Mr. Tarini upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer or the president of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement. The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Mr. Tarini in the event that his engagement with the Company is terminated prior to the registration of those shares. This agreement supplants a previous employment agreement with Mr. Tarini dated May 12, 2004, which was terminated.

         The employment agreement for Mr. Ducey provides for a term of five years, beginning January 2, 2004. Mr. Ducey's salary is set at $180,000. The employment agreement provides for periodic grants of the Company's Common Stock to Mr. Ducey, the amount of such grants to be determined as a percentage of the Company's outstanding securities. The first grant, made on January 3, 2005, was for 716,864 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for an acceleration of stock grants and payment to Mr. Ducey upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer or the president of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement. The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Mr. Ducey in the event that his engagement with the Company is terminated prior to the registration of those shares. This agreement supplants a previous employment agreement with Mr. Ducey dated May 12, 2004, which was terminated.

         The Company also entered in to a Strategic Operations Contractor Agreement with Asset Growth Company, Inc ("ASSET GROWTH"), on December 30, 2004. The Company's president, Ken Ducey, is a director, officer and shareholder of Asset Growth. The Strategic Operations Contractor Agreement provides for a term of engagement of five years beginning on January 2, 2004, to perform duties related to business development and administrative services. Under the terms of the agreement, Asset Growth received payment of $120,000 per year, payable in equal monthly installments, as well as periodic grants of the Company's Common Stock. The amount of the grants is calculated as a percentage of the Company's outstanding securities. The first grant, made on January 3, 2005, was for 2,150,593 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The Strategic Operations Contractor Agreement provides for an acceleration of stock grants and payment to Asset Growth upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer, the president or the chief financial officer of an amount equal to the lesser of three times its then annual payment or the payments owed through the end of the Strategic Operations Contractor Agreement. The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Asset Growth in the event that its engagement with the Company is terminated prior to the registration of those shares. This agreement supplants a previous Strategic Operations Contractor agreement with Asset Growth dated May 12, 2004, which was terminated.

         The employment agreement for Dr. Mackin provides for a term of five years, beginning January 3, 2005. Dr. Mackin's salary is set at $300,000. The employment agreement accelerated the vesting date for options previously granted to Dr. Mackin and provides for periodic grants of the Company's Common Stock to Dr. Mackin, with an initial grant of 2,000,000 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for an acceleration of stock grants and payment to Dr. Mackin upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors or the chief executive officer of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement. The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Dr. Mackin in the event that his engagement with the Company is terminated prior to the registration of those shares.

         The employment agreement for Mr. Pereira provides for a term of five years, beginning December 1, 2004. Mr. Pereira's salary is set at $225,000, with a provision that such salary shall be increased to $300,000 at such time when Mr. Pereira's duties with the Company preclude him from performing work for other clients. The employment agreement provides for a grant of 3,000,000 shares of the Company's Common Stock to Mr. Pereira on the date of signing. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The employment agreement provides for payment to Mr. Pereira upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer or the president of an amount equal to the lesser of three times his then current salary or the salary owed through the end of the employment agreement The employment agreement provides a mechanism whereby the Company may acquire all or a portion of the Common Stock granted to Mr. Pereira in the event that his engagement with the Company is terminated prior to the registration of those shares.

         On January 3, 2005, he Company also entered in to a Consultant Agreement with Verdi Consulting, Inc ("VERDI"). The Consultant Agreement provides for a term of engagement of five years beginning on January 1, 2004, to perform duties related to business development and financing. Under the terms of the agreement, Verdi is to receive payment of $300,000 per year, payable in equal monthly installments, as well as periodic grants of the Company's Common Stock. The amount of the grants is calculated as a percentage of the Company's outstanding securities. The first grant, made on January 3, 2005, was for 3,584,322 shares. These shares are unregistered shares and were granted in reliance on Section 4(2) of the Securities Act of 1933. The Consultant Agreement provides for an acceleration of stock grants and payment to Verdi upon a change in control resulting in the voluntary or involuntary termination of a majority of the board of directors, the chief executive officer or the president of an amount equal to the lesser of three times its then annual payment or the payments owed through the end of the Consultant Agreement. This agreement supplants a previous Strategic Operations Contractor agreement with Asset Growth dated May 12, 2004.


 Copies of each of the aforementioned agreements are filed herewith as Exhibits 99.4-99.9.

THE APPOINTMENT OF DR. MACKIN AS THE CHIEF OPERATING OFFICER FOR THE COMPANY AND THE APPOINTMENT OF MR. PEREIRA AS THE CHIEF FINANCIAL OFFICER FOR THE COMPANY WERE REPORTED IN OUR CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 13, 2004 (FILE NO. 000-28863). TO THE EXTENT THAT THE TERMS OF THESE EMPLOYMENT AGREEMENTS WERE NOT KNOWN AT THE TIME OF THAT REPORT, WE INTEND THIS REPORT TO AMEND THAT FILING.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------ --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Stefansky Warrant         x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Amendment to Rosenblum Warrant         x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Amendment to Harborview Warrant        x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Employment Agreement with              x
              Robert Tarini
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.5          Employment Agreement with Ken          x
              Ducey
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.6          Employment Agreement with              x
              Joseph Mackin
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.7          Employment Agreement with Gino         x
              Pereira
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.8          Strategic Operations Contractor        x
              Agreement with Asset Growth
              Company
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.9          Consultant Agreement with Verdi        x
              Consulting
------------ --------------------------------- ------------ ------------------ ------------------- ------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By: /s/ Robert Tarini
                                                 -------------------------------
                                                 Robert Tarini
                                                 Chief Executive Officer




Date: January 6, 2005


EXHIBIT INDEX

------------ --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Stefansky Warrant         x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Amendment to Rosenblum Warrant         x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Amendment to Harborview Warrant        x
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Employment Agreement with              x
              Robert Tarini
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.5          Employment Agreement with Ken          x
              Ducey
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.6          Employment Agreement with              x
              Joseph Mackin
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.7          Employment Agreement with Gino         x
              Pereira
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.8          Strategic Operations Contractor        x
              Agreement with Asset Growth
              Company
------------ --------------------------------- ------------ ------------------ ------------------- ------------------
99.9          Consultant Agreement with Verdi        x
              Consulting
------------ --------------------------------- ------------ ------------------ ------------------- ------------------